Exhibit 99.1

(NYSE:FLE) October 2006

This presentation contains certain forward-looking statements and information based on the beliefs of Fleetwood’s management as well as assumptions made by, and information currently available to, Fleetwood’s management. Such statements reflect the current views of Fleetwood with respect to future events and are subject to certain risks, uncertainties, and assumptions, including risk factors identified in Fleetwood’s 10-K and other SEC filings. These risks and uncertainties include, without limitation, the lack of assurance that the Company will regain sustainable profitability in the foreseeable future; the Company’s ability to comply with financial covenants on existing debt obligations and to obtain future financing needed in order to execute its business strategies; the volatility of the Company’s stock price; the impact of ongoing weakness in the manufactured housing market and more recent weakness in the motor home market; the effect of global tensions, fuel prices, interest rates, and other factors on consumer confidence, which in turn may impact demand for Fleetwood’s products; the availability and cost of wholesale and retail financing for both manufactured housing and recreational vehicles; repurchase agreements with floorplan lenders, which could result in increased costs; the cyclical and seasonal nature of both the manufactured housing and recreational vehicle industries; potential increases in the frequency of product liability, wrongful death, class action, and other legal actions; expenses and uncertainties associated with the manufacturing, development and introduction of new products; the potential for excessive retail inventory levels in the manufactured housing and recreational vehicle industries; the highly competitive nature of our industries; and lack of acceptance of Fleetwood’s products.Actual results, events and performance may differ materially. Safe Harbor Statement

Fleetwood Enterprises, Inc.

Leading Producer of Recreational Vehicles & Manufactured Housing 1. Percentage of FY 2006 sales before elimination of intercompany sales Revenue Distribution¹ Motor Homes40%Travel Trailers23%Mfd. Hsg.32%Folding Trailers3%Supply2%

Fleetwood’s Facilities Are Strategically Located Plants Producing Manufactured Housing 21 Facilities Plants Producing Recreational Vehicles 9 Travel Trailer, 3 Motor Home, 1 Folding Trailer Plants Producing Components 2 Facilities Corporate Office 11,000+ employees

Company Highlights Recognized leader in both recreational vehicle (RV) and manufactured housing industries Long, successful operating history in core manufacturing businesses Experienced senior management team

Operating Strategy Focus on core businesses Manufacturing high-quality, high-value RVs & homes Decentralize operations Empowering those closest to the customer Improve market share Targeting areas of greatest sales & profit potential Concentrate energy & resources Returning to consistent profitability

Reorganization, Fiscal ’06 – ’07 Reduced corporate officers: 24 to 10 Reduced employment: 13,900 (2/05) to 11,100 (8/06) Divested non-core businesses Housing retail & finance; RV parts; chassis program Stemmed losses and eliminated distractions Consolidated/reduced departments & plants throughout the CompanyOrganized operations into market-focused profit centers Housing Group — Two regional divisions RV Group — Three stand-alone business units Supply Group — Three subsidiaries

Reorganization Results Sales force reorganized RV Group district sales managers more narrowly focused by product brand Housing Group district sales managers represent products from specific plants Service and warranty decentralized RV Group created division-based customer service groups and reinstated factory service Housing Group moved to plant-based service Product development managed at division, regional, or plant level Authority moved from Group or Corporate level Decisions made closer to the customers Operating groups’ authority expanded Full Sales, Materials and Manufacturing responsibility Recent addition of Supply, Health and Safety, and operational IT functions

Folding Trailer Conventional Travel Trailer Fifth-Wheel Travel Trailer Class A Gas Motor Home Class C Motor Home Class A Diesel Motor Home RV Group

Industry-Leading Position FY 2006 sales of $1.60 billion (second largest manufacturer in sales dollars); 54,574 units shippedMore than 1.7 million Fleetwood RVs sold since Company’s inception Strong, well-established dealer networks More than 1,000 independent dealers Source: Publicly available financial information

Industry-Leading Position, Cont’d #1 Class A motor home manufacturer (20.2% retail market share) #5 Class C motor home manufacturer (9.9% retail market share) #4 travel trailer manufacturer (6.8% retail market share) #1 folding trailer manufacturer (39.3% retail market share) Source: Statistical Surveys, Inc. Data Through July 2006 (towables) and August 2006 (motor homes) Class A Class C Travel Trailer Folding Trailer

Favorable Industry Trends

- Travel data continues to be positive
  - RVing remains relatively inexpensive mode of vacation travel
  - Fuel prices not a significant factor in total cost of RVing
  - 2005 RV rental activity enjoyed growth of 26%
  - RVers enjoy 16K+ campgrounds & other destination sites
  - 2006 forecast: 343,000 shipments, down 11 percent from 2005 — still near 30-year high



All RV Shipments
Travel Trailers
Motor Homes
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
1980
2006
Est.

Source: Recreational Vehicle Industry Association (www.RVIA.org) and RV Rental Association Survey

FLEETWOOD

12

Favorable Industry Trends, Cont’d Demographics support promising long-term outlook Baby boomers entering typical customer age range Expanding RV market People living longer; entering RV market at younger age Higher disposable income trends Source: University of Michigan 2005 Survey; U.S. Census Bureau People Over Age of 55RV Ownership by Age Groups0200004000060000800001000001200001997200520102015202020252030Population over 55 in thousands1520253035404550Percent of population age 55+0%1%2%3%4%5%6%7%8%9%10%18-3435-4445-5455-6465-7475+

Diesel Motor Homes: American Coach, Revolution LE, Excursion, Providence, Discovery, Bounder Diesel, Expedition Gas-Powered Motor Homes: Pace Arrow, Southwind, Bounder, Flair, Terra, Fiesta, Tioga, Jamboree Travel Trailer and Fifth Wheels: Quantum, Regal, Advantage, Terry, Prowler, Wilderness, Dakota, Lynx, Yukon, Mallard, Pioneer, GearBox, Nitrous, RedLine, Pegasus, Orbit Folding Trailers: Fleetwood Fleetwood RV Brand Strength

Motor Homes

Motor Homes FY 2006 sales of $977 million 61% of RV Group sales Increased product offerings New floor plans; more multiple slide-outs offered Unique full-wall slide-out technology New entry-level Class A models New Class C models Introducing more fuel-efficient, affordable units Increased Class C production capacity

Operational Improvements Operating performance improvements Product-focused sales force Re-establishing regional factory service centers Improved dealer training Increased control over warranty expense Improved operational control Improved management of product development, production & inventories Limited incentives on ’07 models

Motor Home Statistics

Industry Retail Registrations (New)


Thousands
70
60
50
40
30
20
10
0
47
53
57
62
56
49
'01
'02
'03
'04
'05
'06
est.*
All motor homes

Fleetwood Market Share


Class A
Class C
Total
25%
20%
15%
10%
5%
0%
'01
'02
'03
'04
'05
'06 YTD

Source: Statistical Surveys, Inc. Data Through August 2006

** Company estimates based on YTD registrations and historical seasonality*

FLEETWOOD

18

Motor Home Leaders
Retail Market Share (Class C)


30%
25%
20%
15%
10%
5%
0%
25.1%
17.7%
10.9%
10.2%
10.0%
WGO
THO
COA
Forest River
FLE

Source: Statistical Surveys, Inc. Data Through August 2006

FLEETWOOD

19

Motor Home Leaders
Retail Market Share (Class A)



25%
20%
15%
10%
5%
0%
20.3%
15.6%
15.0%
12.3%
7.9%
FLE
MNC
WGO
THO
Tiffin

Source: Statistical Surveys, Inc. Data Through August 2006

FLEETWOOD

20

Travel Trailers

Travel Trailers Division in turnaround mode Improved product Expect improvements in market share, revenues, and operating income Challenging competitive environment Restructuring initiatives yielding improvements Sustainable reductions in material, warranty and overhead costs and improved labor efficiency Significant potential for continued improvement FY 2006 sales of $552 million (34% of RV Group) Ongoing product innovation and product-line restructuring

Travel Trailer Leaders Retail Market Share Source: Statistical Surveys, Inc. Data Through July 2006 32.1%16.7%9.3%6.8%4.5%0%5%10%15%20%25%30%35%THOForest RiverJaycoFLEMNC

Travel Trailer Statistics

Industry Retail Registrations (New)



Thousands
250
200
150
100
50
0
159
179
199
227
234
231
'01
'02
'03
'04
'05
'06 est.*
Conventional & Fifth-Wheel

Fleetwood Market Share



Conventional
Fifth-Wheel
Total
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Jan. 06
Feb. 06
Mar. 06
Apr. 06
May. 06
Jun. 06
Jul. 06

Source: Statistical Surveys, Inc. Data Through July 2006

** Company estimates based on YTD registrations and historical seasonality*

FLEETWOOD

24

Folding Trailers

Folding Trailers Relatively small but important entry-level niche #1 market share position with 39% through July 2006 FY 2006 sales of $84 million (5% of RV sales) New product innovations Additional features and options More competitively priced, camping market-focused products Rationalized manufacturing process Second line added (improved efficiency) Improving but challenging market environment Source: Statistical Surveys, Inc.

Folding Trailer Statistics Industry Retail Registrations (New) Fleetwood Market Share Source: Statistical Surveys, Inc. Data Through July 2006 * Company estimates based on YTD registrations and historical seasonality * 3937312924230510152025303540Thousands'01'02'03'04'05 '06est.42%43%41%38%38%39%0%5%10%15%20%25%30%35%40%45%'01'02'03'04'05'06 YTD

Housing Group Single-Section Multi-Section Multi-Section, Two-Story Designer Interiors

Industry-Leading Position 15.9% retail market share YTD in calendar 20061 22,681 homes shipped in FY ’06 FY ’06 sales of $796 million2 More than 1.3 million Fleetwood homes sold since Company’s inception #2 Manufactured Housing Builder 1. Source: Statistical Surveys, Inc. 2. Includes intercompany sales of $26 million

Manufactured Housing Leaders Source: Statistical Surveys, Inc. Through July 20062006 YTD Retail Market Share21.8%15.9%12.9%5.7%5.5%5.5%0%5%10%15%20%25%ClaytonFLECHBPHHMSKYSEHI

Manufactured Vs. Site-Built Homes * Source: Manufactured Housing Institute; Average price of homes excludes the cost of land Up to 35% lower cost per square foot for comparable home compared to site-built* Controlled manufacturing environment Availability of labor Speed of delivery (averages half the time from decision to completion) Positive demographics in key segments Immigrants, empty nesters, first-time buyers, lower-income families Rising mortgage rates improve relative affordability

Manufactured Housing Shipments Source: Manufactured Housing Institute; Avondale Partners projection for 2006 shipments Total Homes Shipped (000’s) 2006 shipments up in Gulf Coast Increase due primarily to replacement housing needs in Gulf area Other markets remain soft Rebuilding in Gulf Coast area significant opportunity over the next decade Gulf Coast region has been weak the past few years 1991 2006 (est.) 171211254304340363353373348250193168131118146131050100150200250300350400

Foundation Set for Industry Recovery Reduced industry manufacturing capacity, retailer locations and retail inventory Repossession inventories peaked in 2003 High of 100,000+ Currently approximately 40,000 Solid demand for affordable housing Lenders gradually re-entering market

“Channel Marketing” Opportunities Gulf Coast rebuilding Tens of thousands of homes must be replaced Factory-built housing is quick and cost-effective Fleetwood’s plant distribution is a significant competitive advantage Gulf Region has higher-than-average proportion of manufactured housing Military barracks and housing Modular condominium projects Barracks installation at Fort Irwin

Competitive Advantages Long-standing reputation for excellence 21 strategically located facilities Highly efficient labor force and procurement operationsAmple capacity (currently at 43% utilization) 1,200 strong, independent retailers Market diversification Strong in both multi-section and single-section markets Expanding modular presence

Competitive Advantages, Cont’d Decentralization improves responsiveness and ability to meet regional needs Numerous new floor plans and features targeted for specific regions Plant-level focus lowering warranty costs Sales and service geared to local markets

Financial Overview

Revenues and Operating Income

(Adjusted for Discontinued Operations)



Revenue ($ in billions)
Operating Income ($ in millions)
$4.0
$3.0
$2.0
$1.0
$0.0
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Total Revenue (left axis)
Operating Income (right axis)

FLEETWOOD

38

Financial Progress FEMA orders 10,600 trailers and 3,000 homes produced to FEMA specs Majority of $210 million order completed in third quarter, resulting in best-ever results for seasonally slow periodRestructuring initiatives yielding improvements Operating costs reduced by $33.1 million during fiscal 2006 Focus on labor efficiencies, selling expenses, service and warranty costs, overheads, and inventory controls In fiscal 2007, operating costs are being reduced by an additional $40 million, annualizedImproved financial position

Recent Results by Segment

(Amounts in millions)

	FY ENDED APR 30, 2006	FY ENDED APR 24, 2005	Q1 FY07 JUL 30, 2006 (unaudited)	Q1 FY06 JUL 31, 2005 (unaudited)
REVENUES				
RV Group	$ 1,612.2	$ 1,659.9	$ 371.2	$ 423.2
Housing Group	795.6	785.5	145.7	204.3
Supply	50.2	57.0	12.9	13.7
Interco. Hsg. Gp. Sales	(25.6)	(127.7)	-	(24.7)
TOTAL REVENUES	$ 2,432.4	$ 2,374.7	$ 529.8	$ 616.5
OPERATING INCOME				
RV Group	$ 0.2	$ (39.2)	$ (13.3)	$ (5.1)
Housing Group	38.8	6.4	2.1	5.0
Supply	2.3	3.8	1.3	1.7
Corporate and Other	(11.8)	(14.5)	1.7	(2.5)
TOTAL OPERATING INCOME	$ 29.5	$ (43.5)	$ (8.2)	$ (0.9)

FLEETWOOD

40

Condensed Balance Sheet

(Amounts in thousands)

	JUL 30, 2006 (unaudited)	JUL 31, 2005 (unaudited)
ASSETS		
Cash and Investments	$ 62,200	$ 51,479
Receivables	154,181	186,234
Inventories	207,622	188,303
Assets of Discontinued Operations	--	145,511
Other Assets	370,521	411,782
TOTAL ASSETS	$794,524	$ 983,309
LIABILITIES AND SHAREHOLDERS' EQUITY		
Short-Term Borrowings	$ 8,054	$ 13,044
Liabilities of Discontinued Operations	--	81,025
Other Current Liabilities	264,279	378,571
TOTAL LIABILITIES	272,333	472,640
Other Long-Term Liabilities	69,700	74,461
Long-Term Debt	121,269	128,156
Convertible Subordinated Debentures	160,142	210,142
TOTAL LIABILITIES	623,444	885,399
SHAREHOLDERS' EQUITY	171,080	97,910
TOTAL LIABILITIES AND EQUITY	$794,524	$ 983,309

FLEETWOOD

41

Condensed Balance Sheet

(Amounts in thousands)



$80
$60
$40
$20
$0
($20)
($40)
($60)
($80)
CASH
RECEIVABLES
INVENTORIES
DISCONTINUED OPERATIONS
ACCRUED INTEREST
ST DEBT
LT DEBT
EQUITY

	CASH	A/R	INVENTORY	DISC. OPS.	ACCRUED INT	ST DEBT	LT DEBT	EQUITY
AS OF JUL 30, 2006	$62,200	$154,181	$207,622	$ -	$4,588	$8,054	$281,411	$171,080
AS OF JUL 31, 2005	51,479	186,234	188,303	64,486	54,666	13,044	338,298	97,910
CHANGE	10,721	(32,053)	19,319	(64,486)	(50,098)	(4,990)	(56,887)	73,170

FLEETWOOD

42

Stronger Balance Sheet Disposition of Housing retail and finance operations and six idle facilities $66 million from private placement of stock Payment of $58.8 million accrued interest on 6% CTPS Reduction in short-term borrowings Purchase of $50 million par value of 6% convertible debt for $31 million, resulting in boost to shareholders’ equity of ~$15 million

Summary A leader in both the RV and manufactured housing industries, each with favorable demographic trends Focus on product innovation; quality manufacturing Improving prospects for consistent profitability Strengthened liquidity and balance sheet Upside potential as manufactured housing and RV markets turn

Questions?